SMA Relationship Trust

Prospectus Supplement

•	Series M

July 31, 2017

Dear Investor,

The purpose of this supplement is to update the Prospectus with respect to the Series M series of shares of SMA Relationship Trust, dated May 1, 2017, as follows:

Effective July 31, 2017, Charles W. Grande will be added as a portfolio manager for Series M.

Therefore, effective July 31, 2017, the following is added under the heading "Series M-Fund summary" and the sub-heading "Portfolio managers" of the Prospectus:

•	Charles W. Grande, portfolio manager of the Fund since July 2017.

Additionally, effective July 31, 2017, the paragraphs under the heading "Additional information" and the sub-headings "Management-Portfolio management-Series M" of the Prospectus are deleted in their entirety and replaced by the following:

Series M
Elbridge Gerry, Charles W. Grande, and Kevin McIntyre are the members of the investment management team primarily responsible for the day-to-day management of the Fund. The Advisor's investment professionals are organized into investment management teams. Messrs. Gerry, Grande, and McIntyre, together with  input from members of the Municipal Fixed Income Team, utilize market information and proprietary research  to manage the Fund.   Messrs. Gerry, Grande, and McIntyre also have access to other members of the Advisor's Fixed Income Team, which includes portfolio managers and analysts across the various fixed income sectors. Messrs. Gerry, Grande, and McIntyre have ultimate responsibility for research, implementing strategies and reviewing the overall composition of the Fund to ensure its compliance with its stated investment objectives and strategies. Information about Messrs. Gerry, Grande, and McIntyre is provided below.

Elbridge Gerry is Head of the Municipal Fixed Income Team, Co-Head of Municipal Investments and a Managing Director at UBS Asset Management. Mr. Gerry has been a portfolio manager at the firm since 1996. Mr. Gerry has been a portfolio manager of the Fund since its inception.

Charles W. Grande is Co-Head of Municipal Investments, Head of Municipal Credit Research and a Managing Director at UBS Asset Management.  Prior to joining UBS Asset Management, Mr. Grande was Sector Head of the Municipal Department for Hartford Investment Management, prior to which he was Deputy Group Head at Credit Suisse Financial Products. Mr. Grande has been a portfolio manager of the Fund since July 2017.

Kevin McIntyre is a Senior Portfolio Manager on the Municipal Fixed Income Team and an Executive Director at UBS Asset Management. Mr. McIntyre was previously Head of the Municipal Trading team and assisted in the management of municipal money market portfolios. Prior to joining UBS Asset Management, Mr. McIntyre was director of trading operations at Prime Capital Services where he oversaw equity and fixed income trading. Mr. McIntyre has been a portfolio manager of the Fund since October 2015.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-899

SMA Relationship Trust	SAI Supplement

SMA Relationship Trust

Supplement to the Statement of Additional Information

•	Series M

July 31, 2017

Dear Investor,

The purpose of this supplement is to update the Statement of Additional Information ("SAI") with respect to the Series M series of shares of SMA Relationship Trust, dated May 1, 2017, as follows:

Effective July 31, 2017 Charles W. Grande will be added as a portfolio manager for Series M.

Therefore, effective July 31, 2017, the following information is added to the table on page 63 in the SAI under the heading "Investment advisory, principal underwriting and other service arrangements" and the sub-heading "Portfolio managers":

	Registered investment companies		Other pooled investment vehicles		Other accounts
Portfolio manager (Funds managed)	Number	Assets managed (in millions)	Number	Assets managed (in millions)	Number	Assets managed (in millions)
Charles W. Grande# (Series M)	0	$0	0	$0	0	$0
# Mr. Grande became a portfolio manager of the Series M on July 31, 2017. Information for Mr. Grande is as of July 17, 2017.

In addition, effective July 31, 2017, the following information is added to the table on page 67 of the SAI, under the heading "Investment advisory, principal underwriting and other service arrangements" and the sub-heading "Portfolio managers":

Portfolio Manager/Fund	Range of shares owned
Charles W. Grande# Series M	None

# Mr. Grande became a portfolio manager of Series M on July 31, 2017. Information for Mr. Grande is as of July 17,  2017.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS- 896